Exhibit 10.1

EXECUTION VERSION

ABL ADDITIONAL COMMITMENT LENDER JOINDER AGREEMENT

This ABL ADDITIONAL COMMITMENT LENDER JOINDER AGREEMENT (this “Joinder Agreement”) is made as of March 16, 2012, by and among GENERAL ELECTRIC CAPITAL CORPORATION (the “New Lender”), GUITAR CENTER, INC. (the “Lead Borrower”), GUITAR CENTER STORES, INC. and MUSICIAN’S FRIEND, INC. (together with the Lead Borrower, the “Borrowers”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

WITNESSETH:

A.            Reference is made to that certain Credit Agreement, dated as of October 9, 2007 (as amended, modified, supplemented or restated and in effect from time to time, the “ABL Credit Agreement”), by, among others, (i) the Lead Borrower, for itself and in conjunction with its capacity as Lead Borrower as agent for the other Borrowers, (ii) the other Loan Parties, (iii) the Lenders named therein (collectively, the “Lenders”), (iv) the Administrative Agent and (v) JPMorgan Chase Bank, N.A., as Collateral Agent. All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the ABL Credit Agreement;

B.            Subject to the terms and conditions of the ABL Credit Agreement, pursuant to Section 2.02 of the ABL Credit Agreement, the Lead Borrower may request Commitment Increases to be made by one or more Additional Commitment Lenders;

C.            The New Lender desires to become an Additional Commitment Lender and to become a party to, and to be bound by the terms of, the ABL Credit Agreement and the other Loan Documents in the same capacity and to the same extent as the Lenders thereunder and to provide an Extended Commitment in the amount of $35,000,000 (the “Commitment Increase Amount”);

D.            Subject to the terms and conditions of the ABL Credit Agreement, pursuant to Section 2.15 of the ABL Credit Agreement, the Lead Borrower may in part reduce the Commitments, which such reduction shall be applied to Extended Commitments or Non-Extended Commitments, in either case, pro rata; and

E.            The Lead Borrower desires to permanently reduce the Non-Extended Commitments pro rata in an aggregate amount equal to the Commitment Increase Amount (such reduction, the “Commitment Reduction”).

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.        Additional Commitment Lender Joinder; Acknowledgements and Agreements of the New Lender.

a.              The New Lender hereby agrees to provide an Extended Commitment in an amount equal to the Commitment Increase Amount, on the terms and subject to the conditions hereof. The Commitment Increase provided herein shall be subject to the provisions of the ABL Credit Agreement and the other Loan Documents. For the avoidance of doubt, the New Lender shall be an Extended Lender and shall have an Extended Commitment in an amount equal to $35,000,000, and any Credit Extensions issued pursuant to such Extended Commitment shall have the same terms as the Extended Credit Extensions, including, but not limited to, interest rate and maturity.

b.              New Lender to be a Lender. The New Lender acknowledges and agrees that upon its execution of this Joinder Agreement it shall, on and as of the date hereof (the “Commitment Increase Date”), become a “Lender” under, and for all purposes of, the ABL Credit Agreement and the other Loan Documents, shall be subject to and bound by the terms thereof and shall perform all the obligations of and shall have all rights of a Lender thereunder.

2.        Representations and Warranties of the New Lender. The New Lender (a) confirms that it has received a copy of the ABL Credit Agreement, together with copies of the financial statements referred to in Section 5.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (b) agrees that it will, independently and without reliance upon the Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the ABL Credit Agreement; (c) appoints and authorizes the Agents or their successors to take such action as agent on its behalf and to exercise such powers under the ABL Credit Agreement as are delegated to the Agents by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the ABL Credit Agreement, are required to be performed by it as a Lender; (e) specifies as its lending office (and address for notices) the office set forth beneath its name on the signature pages hereof; and (f) agrees that if the New Lender is a Foreign Lender entitled to an exemption from or reduction in withholding tax it shall deliver to the Lead Borrower and the Administrative Agent two copies of either United States Internal Revenue Service Form W-8BEN (claiming a treaty benefit) or Form W-8ECI, or any subsequent versions thereof or successors thereto, or, in the case of a Foreign Lender claiming exemption from or reduction in U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, (i) a Form W-8BEN, or any subsequent versions thereof or successors thereto and (ii) a certificate representing that such Foreign Lender is not (A) a bank for purposes of Section 881(c) of the Code, (B) is not a 10-percent shareholder (within the meaning of Section 871 (h)(3)(B) of the Code) of any Loan Party and (C) is not a controlled foreign corporation related to the Loan Parties (within the meaning of Section 864(d)(4) of the Code)).

3.        Representations and Warranties of the Borrowers.

a.              The Borrowers hereby represent and warrant that each of the representations and warranties made by any Loan Party in the Loan Documents, as amended, is true and correct in all material respects on and as of the date hereof, as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date).

b.        As of the date hereof, the Borrowers hereby represent and warrant that no Default or Event of Default under the ABL Credit Agreement or any other Loan Document exists or will arise from the transactions contemplated by this Joinder Agreement.

4.        Acknowledgement of the Administrative Agent. The Administrative Agent hereby acknowledges receipt of notice from the Lead Borrower pursuant to Section 2.15 of the ABL Credit Agreement at least two Business Days prior to the date hereof of its desire to reduce permanently the Non-Extended Commitments by $35,000,000 pro rata, such reduction to be effective as of the Commitment Increase Date.

5.        Conditions Precedent to Effectiveness. This Joinder Agreement and the Commitment Increase contemplated hereby shall become effective upon satisfaction or waiver of the following conditions precedent:

a.        The Administrative Agent shall have received executed counterparts of this Joinder Agreement, duly executed by the Borrowers, the Administrative Agent and the New Lender (and consented to by the Issuing Banks);

b.        The Lead Borrower shall have paid to the Administrative Agent for the account of the New Lender an upfront fee in an amount equal to 1.00% of the Commitment Increase Amount;

c.         The Lead Borrower shall have paid all such fees to the Administrative Agent as have been separately agreed by the Lead Borrower and the Administrative Agent;

d.        The Administrative Agent shall have received an Acknowledgement and Consent, substantially in the form of Exhibit A hereto, duly executed by the Loan Parties;

e.         The Commitment Reduction shall occur substantially simultaneously herewith; and

f.          A Revolving Credit Note (to the extent requested) shall have been issued to the New Lender, to be in conformity with the requirements of Section 2.07 of the ABL Credit Agreement (with appropriate modification).

6.        Miscellaneous.

a.        This Joinder Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart.

b.        This Joinder Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

c.         Any determination that any provision of this Joinder Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Joinder Agreement.

d.        The Lead Borrower agrees to pay or reimburse the Administrative Agent for all Credit Party Expenses incurred in connection with the preparation, negotiation, execution and delivery of this Joinder Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, in accordance with the terms of the ABL Credit Agreement.

e.         THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date set forth below.

GENERAL ELECTRIC CAPITAL
CORPORATION,

as New Lender

By:	/s/ Peter F. Crispino

Name:	Peter F. Crispino
Title:	Duly Authorized Signatory

Notice Address:	401 Merritt 7
Norwalk, CT 06851
Attention:	Peter F. Crispino
Telephone:	203-956-4251
Facsimile	203-956-4098

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

By:	/s/ Sarah L. Freedman

Name:	Sarah L. Freedman
Title:	Executive Director

GUITAR CENTER, INC., as Lead Borrower

By:	/s/ Erick Mason

Name:	Erick Mason
Title:	EVP

GUITAR CENTER STORES, INC., as a Borrower

By:	/s/ Erick Mason

Name:	Erick Mason
Title:	EVP

[Signature Page to Joinder Agreement]

MUSICIAN’S FRIEND, INC., as a Borrower

			By:	/s/ Erick Mason

			Name:	Erick Mason
			Title:	EVP

Consented to by:

JPMORGAN CHASE BANK, N.A., as Issuing Bank

By:	/s/ Sarah L. Freedman

	Name:	Sarah L. Freedman
	T’itle:	Executive Director

WELLS FARGO BANK, NATIONAL ASSOCIATION., as Issuing Bank

By:	/s/ Danielle Baldinelli

	Name:	Danielle Baldinelli
	T’itle:	Vice President

[Signature Page to Joinder Agreement]